UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
            Date of Report (Date of earliest reported) June 28, 2004

                         American Utilicraft Corporation
                         -------------------------------
             (Exact name of registrant as specified in its chapter)

          Delaware                      333-57552                 54-1577735
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(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation                  File Number)          Identification No.)



           554 Briscoe Blvd
        Lawrenceville, Georgia                                      30045
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(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code (678) 376-0898
                                 Not Applicable
                                 ---------------

          (Former name or former address, if changed since last report)
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Item 4. Changes in Registrant's Certifying Accountant

On June 28, 2004, and effective on such date, the Company engaged the independent accountants of Halt, Buzas & Powell, LTD. The Board of Directors of the Company approved the engagement.

Halt, Buzas & Powell, LTD (formerly Halt, Thrasher & Buzas) are the Company's former independent accountants.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                         American Utilicraft Corporation
Date: June 28, 2004

By:  /s/ John J. Dupont
-------------------------------------
John J. Dupont
President and Chief Executive Officer
(Principal Executive Officer and Principal Financial and Accounting Officer)